SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 20, 2002



                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Jersey                                         22-1697095
--------------------------------                         --------------------
(State or other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                            Identification No.)


     505 Main Street, P.O. Box 667, Hackensack, New Jersey    07602
    -------------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   201-488-6400
                                                     -------------


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Item 5. Other Events

     On June 20, 2002, First Real Estate Investment Trust of New Jersey ("FREIT") finalized the terms of a two-year $14 million revolving credit line with the Provident Bank. Draws against the credit line can be used for general corporate purposes, or for property acquisitions, construction activities, Letters-of-Credit, etc. Draws are secured by mortgages on FREIT's Franklin Crossing Shopping Center, Franklin Lakes NY, single tenanted retail space in Glen Rock, NJ, Lakewood Apartments, Lakewood, NJ, and Grandview Apartments, Hasbrouck Heights, NJ. Interest rates on draws will be at set at the time of each draw for 30, 60, or 90 day periods, based on our choice of the prime rate or at 175 basis points over the 30, 60, or 90 day LIBOR rates at the time of the draws.

     This line of credit increases FREIT's short-term liquidity giving it flexibility to pursue additional property acquisitions or development opportunities. There are no plans to utilize funds available under the credit line in the near term other than for Letter-of-Credits required from time-to-time in connection with FREIT's construction activities in Rockaway, NJ.






Disclosure Concerning Forward-Looking Statements
------------------------------------------------
Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                    FIRST REAL ESTATE INVESTMENT TRUST
                                                         OF NEW JERSEY



                                    By:  /s/ Robert S. Hekemian
                                         ---------------------------
                                         Robert S. Hekemian
                                         Chairman of the Board


DATED: June 26, 2002